Limited Term Tax-Exempt Bond Fund of America
              333 South Hope Street, Los Angeles, California 90071
                            Telephone (213) 486-9200


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $27,357
------------------ --------------------------------
------------------ --------------------------------
Class B            $1,348
------------------ --------------------------------
------------------ --------------------------------
Class C            $2,610
------------------ --------------------------------
------------------ --------------------------------
Class F            $1,182
------------------ --------------------------------
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Total              $32,497
------------------ --------------------------------
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Class R-5          $1,766
------------------ --------------------------------
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Total              $1,766
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Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.5078
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.4007
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3818
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4953
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.5410
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            55,868
------------------ ----------------------------------
------------------ ----------------------------------
Class B            3,289
------------------ ----------------------------------
------------------ ----------------------------------
Class C            6,497
------------------ ----------------------------------
------------------ ----------------------------------
Class F            2,582
------------------ ----------------------------------
------------------ ----------------------------------
Total              68,236
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          3,106
------------------ ----------------------------------
------------------ ----------------------------------
Total              3,106
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $15.34
----------------------- -------------------------
----------------------- -------------------------
Class B                 $15.34
----------------------- -------------------------
----------------------- -------------------------
Class C                 $15.34
----------------------- -------------------------
----------------------- -------------------------
Class F                 $15.34
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $15.34
----------------------- -------------------------